UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: February 1, 2012

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

 (208) 664-4859

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

Effective February 1, 2012, the Company appointed Mr. Steve Osterberg as Vice-President of Exploration.  Mr. Osterberg (51) has 25 years of domestic and international minerals exploration experience, including mining geology and hydrogeology with multiple mineral deposit types, including sediment-hosted, Carlin-type, epithermal, and mesothermal gold and silver deposits. He has multi-disciplined experience in all aspects of economic exploration geology, and has been involved in advancing numerous exploration discoveries.  Since 2009, Mr. Osterberg was a senior consultant and economic geologist with Tetra Tech Metals and Mining, Inc.  From 2005 to 2009, Mr. Osterberg was an independent economic geologist.

Mr. Osterberg does not have a family relationship with any member of the Board of Directors or any executive officer of the Company, and Mr. Osterberg has not been a participant or had any interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

In connection with his appointment, Mr. Osterberg will receive a base salary of $165,000 per year and was granted 100,000 options to acquire shares of common stock of the Company at an exercise price equal to the fair market value of the Company’s common stock on the date of grant of U.S. $0.54 per share.  The stock options were fully-vested on, and are exercisable for a period of 5 years from, the date of grant.

Item 7.01 Regulation FD Disclosure.

On February 1, 2012, the Company issued a press release announcing the appointment of Mr. Osterberg as Vice-President of Exploration of the Company.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated February 1, 2012.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: February 2, 2012	By:	/s/ Randal Hardy
Randal Hardy Chief Financial Officer and Director

 EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated February 1, 2012.*

* Furnished to not filed with the SEC pursuant to Item 7.01 above.

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